UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2010 (May 20, 2010)

LUMINEX CORPORATION
 (Exact name of registrant as specified in its charter)

DELAWARE	000-30109	74-2747608
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12212 TECHNOLOGY BLVD., AUSTIN, TEXAS	78727
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (512) 219-8020

N/A
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

At our 2010 Annual Meeting of Stockholders, which was held on May 20, 2010, our stockholders elected Robert J. Cresci, Thomas W. Erickson and Gerard Vaillant to serve as Class I directors for a term of three years by the following votes:

	Number of Shares
	Voted For	Vote Withheld	Broker Non-Votes
Robert J. Cresci	28,880,778	274,723	7,031,556
Thomas W. Erickson	18,792,422	10,363,079	7,031,556
Gerard Vaillant	28,883,936	271,565	7,031,556

The following items were also presented to the stockholders with the following results:

	Number of Shares
				Broker
	Voted For	Voted Against	Abstained	Non-Votes
To ratify the appointment by the Company’s Audit Committee of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal 2010	35,945,611	237,204	4,242	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 21, 2010

LUMINEX CORPORATION

By: /s/ Harriss T. Currie
Name: Harriss T. Currie
Title: Chief Financial Officer, Vice President of Finance